UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2014

AMERICAN BOARDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	333-180838	45-4507811
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

358 Frankfort Street Daly City, California	94014
(address of principal executive offices)	(zip code)

(415) 283-7257
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 1, 2014, American Boarding Company issued a press release announcing that they have entered into three property management contracts in San Francisco Bay area effective November 1, 2014. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

NUMBER	EXHIBIT
99.1	Press release issued by American Boarding Company dated November 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BOARDING COMPANY

Dated: November 3, 2014	/s/ Reza Noorkayhani
Reza Noorkayhani
Chief Finance Officer

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